                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:
[ ]  Preliminary proxy statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-12


                               CLARUS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     5) Total fee paid:
     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:
     ---------------------------------------------------------------------------
     2) Form, schedule or registration statement No.:
     ---------------------------------------------------------------------------
     3) Filing party:
     ---------------------------------------------------------------------------
     4) Date filed:
     ---------------------------------------------------------------------------

                               CLARUS CORPORATION
                               One Pickwick Plaza
                          Greenwich, Connecticut 06830

                                  May 10, 2004

To Our Stockholders:

     On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 24, 2004, at 10:30 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, NY 10022.

     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

     A copy of the 2003 Annual Report is included in this mailing.

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.


                                                       Cordially,

                                                       CLARUS CORPORATION


                                                       Warren B. Kanders
                                                       Executive Chairman of the
                                                       Board of Directors

                               CLARUS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 24, 2004


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof, of Clarus Corporation, which will be held on June 24, 2004 at 10:30 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, NY 10022, for the following purposes:

          1. To elect five members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

          2. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

     Stockholders of record at the close of business on May 3, 2004 are entitled to notice of and to vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.


                                              By order of the Board of Directors

                                              Nigel P. Ekern
                                              Secretary
May 10, 2004

                               CLARUS CORPORATION
                               One Pickwick Plaza
                          Greenwich, Connecticut 06830

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 24, 2004

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy card (the "Proxy Card") are being furnished to the holders of Common Stock, par value $.0001 per share (the "Common Stock"), of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Clarus," the "Company," "we," "our" or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 24, 2004 at The Metropolitan Club, One East 60th Street, New York, NY 10022, at 10:30 A.M., New York City time, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 10, 2004.

     At the meeting, stockholders will be asked:

          1. To elect five members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

          2. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

     The Board of Directors has fixed the close of business on May 3, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

     Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal
1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to us at Clarus Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830 c/o Nigel P. Ekern, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a Proxy Card.

     The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE; QUORUM

     Only stockholders as of the close of business on May 3, 2004 (the "Record Date") are entitled to notice of and to vote at the meeting. As of April 22, 2004, there were 16,582,426 shares of our Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding the beneficial ownership of our Common Stock by our directors, executive officers and stockholders known to us to own 5% or more of our Common Stock. The presence at the meeting, in person or by duly authorized proxy of the holders of a majority of the shares of Common Stock entitled to vote constitute a quorum for this meeting.

REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

     An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION; EXPENSES

     Clarus will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF CLARUS CORPORATION. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                 BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                 DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth as of April 22, 2004 certain information regarding the beneficial ownership of the Common Stock outstanding by (i) each person known to us to own 5% or more of our Common Stock, (ii) each of our directors and nominees, (iii) each of our executive officers, and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830.

                                                              COMMON STOCK        PERCENTAGE OF
                                   NAME                    BENEFICIALLY OWNED     COMMON STOCK
                                   ----                    ------------------    ---------------
                                                                                     (1) (2)
Warren B. Kanders ......................................      2,375,700 (3)           14.1%

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401..................................      1,263,650 (4)            7.6%

Ashford Capital Management, Inc.
P.O. Box 4172
Wilmington, DE 19807....................................      1,073,500 (5)            6.5%

Stephen P. Jeffery......................................        496,560 (6)            2.9%

Nicholas Sokolow .......................................        192,600 (7)(8)         1.2%

Tench Coxe .............................................        130,407 (9)(10)           *

Donald L. House.........................................        129,249 (11)              *

Burtt R. Ehrlich .......................................        152,160 (12)(13)          *

Nigel P. Ekern..........................................         40,000 (14)              *

Directors and current executive officers
as a group (7 persons) .................................      3,516,676 (15)          20.2%

--------------
* Less than one percent.

(1) The applicable percentage of beneficial ownership is based on 16,582,426 shares of Common Stock outstanding as of April 22, 2004.

(2) Shares of Common Stock that may be acquired by exercise of stock options or upon the vesting of restricted stock awards within 60 days after April 22, 2004, are deemed outstanding for purposes of computing the Common Stock beneficially owned and the percentage beneficially owned by the persons holding these options or restricted stock awards but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3) Includes Mr. Kanders' options to purchase 221,250 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Includes 500,000 unvested shares of restricted Common Stock, which have voting, dividend and other distribution rights. Excludes options to purchase 800,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(4) Based on a Schedule 13G filed by Dimensional Fund Advisors Inc. on February 6, 2004.

(5) Based on a Schedule 13G filed by Ashford Capital Management, Inc. on February 11, 2004.

(6) Includes Mr. Jeffery's options to purchase 385,650 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 64,738 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(7) Includes Mr. Sokolow's options to purchase 41,250 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 40,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(8) Includes 151,350 shares of Common Stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the Managing Member.

(9) Includes Mr. Coxe's options to purchase 55,000 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 40,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(10) Includes 75,407 shares of Common Stock held by a trust for the benefit of Mr. Coxe's children, of which Mr. Coxe is the trustee. Mr. Coxe disclaims beneficial interest in these shares except to the extent of his pecuniary interest in the trust.

(11) Includes Mr. House's options to purchase 55,000 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 40,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(12) Includes Mr. Ehrlich's options to purchase 41,250 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 40,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(13) Includes 13,000 shares of Common Stock held by a trust for the benefit of Mr. Ehrlich's children.

(14) Includes options to purchase 40,000 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Excludes 2,904 unvested shares of restricted Common Stock, which have no voting, dividend and other distribution rights. Excludes options to purchase 180,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

(15) Includes options to purchase 839,400 shares of Common Stock that are presently exercisable or exercisable within the next 60 days. Also includes 500,000 unvested shares of restricted Common Stock, which have voting, dividend and other distribution rights. Excludes options to purchase 1,204,738 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days. Also excludes 2,904 unvested shares of restricted Common Stock, which have no voting, dividend and other distribution rights.

     We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NUMBER

     Our Board of Directors currently consists of six directors. Our By-laws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at seven by the Board of Directors. Mr. Tench Coxe has advised the Company that he will not stand for re-election as a director of the Company and will resign as of the date of the Annual Meeting. Consequently, upon Mr. Coxe's resignation, we will have two vacant seats on our Board. We do not intend to fill the two vacant seats on our Board at this time.

     Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our By-laws. There are no family relationships among any of our directors or executive officers.

VOTING

     Unless otherwise specified, each Proxy Card received will be voted for the election as directors of the five nominees named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. No Proxy Card may be voted for a greater number of nominees than the five named in this Proxy Statement. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our By-laws.

BIOGRAPHICAL INFORMATION FOR DIRECTORS

     The age and principal occupation for the past five years of each director nominee is set forth below.

NOMINEES FOR DIRECTOR

     WARREN B. KANDERS, 46, has served as a member of our Board of Directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Mr. Kanders has served as the Chairman of the Board of Armor Holdings, Inc., since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as the Executive Chairman of Net Perceptions, Inc., since the end of April 2004. From October 1992 to May 1996, he served as Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc. ("Kanders & Company"), a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

     BURTT R. EHRLICH, 64, has served as a member of our Board of Directors since June 2002. Mr. Ehrlich has served as a director of Armor Holdings, Inc., since January 1996. He has also served as non-executive Chairman of the board of directors and a director of Langer, Inc., since February 2001, and served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992 and as a director of Benson Eyecare Corporation from October 1992 until November 1995. Mr. Ehrlich is also a director of the Close Brothers Channel Islands group of investment funds. He is a former Treasurer and Trustee of the Carnegie Council on Ethics and International Affairs, and a former Trustee of the Buckingham Browne and Nichols School.

     DONALD L. HOUSE, 62, has served as a member of our Board of Directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the board of directors of Carreker Corporation, where he is chairman of its audit committee. Mr. House is a private investor and he serves on the board of directors of several privately-held technology companies.

     STEPHEN P. JEFFERY, 48, joined the Company in November 1994 as Vice President of Marketing and was elected Vice President of Sales and Marketing in June 1995. Until December 2002, he was our President, Chairman of the Board and Chief Executive Officer. He was first elected to serve as a Director of the Company in October 1997. Prior to joining the Company, Mr. Jeffery was employed by Hewlett-Packard Company, where he served as the manager of Hewlett-Packard's client/server solutions and partner programs, as well as in a variety of sales and marketing management positions in the United States and Europe for 15 years. Mr. Jeffery also served in sales with International Business Machines prior to joining Hewlett-Packard.

     NICHOLAS SOKOLOW, 54, has served as a member of our Board of Directors since June 2002. Mr. Sokolow, a practicing attorney, has served as a director of Armor Holdings, Inc., since January 1996. Mr. Sokolow has also served as a director of Net Perceptions, Inc., since the end of April 2004. Since 1994 he has been a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras, and from June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers. Mr. Sokolow was a director of Rexel, Inc., formerly known as Willcox & Gibbs, until it was acquired in 1997.

     The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting of Stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of Common Stock is present).

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

     Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. Recently, the Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ National Stock Market (the "NASDAQ"). Based on that review, the Board of Directors has adopted codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

CORPORATE GOVERNANCE GUIDELINES AND DOCUMENTS

     Our codes of ethics and conduct, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors. Our codes of ethics and conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees may be accessed at www.claruscorp.com, our Internet website, at the tab "Corporate Governance". In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, c/o the Secretary, One Pickwick Plaza, Greenwich, Connecticut 06830.

BOARD OF DIRECTORS

     Our Board of Directors is currently comprised of the following six members:
Warren B. Kanders, Burtt R. Ehrlich, Nicholas Sokolow, Stephen P. Jeffery, Donald L. House and Tench Coxe. During fiscal 2003, the Board of Directors held four meetings. During fiscal 2003 the Board of Directors had standing Audit, Compensation and Nominating Committees. During fiscal 2003, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, except for Mr. Coxe, attended last year's Annual Meeting of Stockholders meeting which was held on July 24, 2003.

DIRECTOR INDEPENDENCE

     In response to the revised listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors' independence from Clarus based on the definition of "independence" established by the NASDAQ. Based on the Board's review and the NASDAQ definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Sokolow, House and Coxe. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

AUDIT COMMITTEE

     The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, pre-approve all services to be performed by the Company's independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. During fiscal 2003, the Audit Committee consisted of Messrs. House (Chairman), Coxe and Sokolow all of whom were determined by the Board to be independent of Clarus based on the NASDAQ's definition of "independence". The Board of Directors has determined that it currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is actively looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2003. The Board of Directors revised our Charter for the Audit Committee in March 2004, a copy of our new written Charter for the Audit Committee is attached hereto as Appendix A. The Board expects to continue to review our Charter for the Audit Committee annually and to make such revisions as it deems appropriate.

COMPENSATION COMMITTEE

     The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. All members of the Committee are non-management directors who meet applicable independence requirements under the rules of the NASDAQ and qualify as "non-employee directors" within the meaning of Exchange Act Rule 16b-3 and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. During 2003, our Compensation Committee was comprised of Messrs. Coxe and Sokolow, with Mr. Coxe serving as the Chairman. In March, 2004, Mr. Ehrlich replaced Mr. Coxe as the Chairman and a member of our Compensation Committee. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met one time in 2003. A copy of the Compensation Committee's Charter is available on our Internet website at the tab "Corporate Governance".

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

     The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Clarus' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Clarus Corporation, c/o the Secretary at One Pickwick Plaza, Greenwich, Connecticut 06830, who will submit them to the committee for its consideration. See "Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors.

     We did not have a standing Nominating/Corporate Governance Committee during fiscal 2003. The Nominating/Corporate Governance Committee was established in March 2004 and replaces the Nominating Committee. Prior to the establishment of our Nominating/Corporate Governance Committee, we had a Nominating Committee consisting of Messrs. Ehrlich (Chairman), Kanders and House. The Committee did not formally meet in 2003. In order to comply with the NASDAQ's listing requirement that all members of the Committee be independent from Clarus, in March, 2004, Mr. Kanders resigned from his position on the Committee and Mr. Sokolow was appointed by the Board to the Committee. A copy of the Nominating/Corporate Governance Committee's Charter is available on our Internet website at the tab "Corporate Governance".

     Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in Clarus; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Clarus and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Clarus. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

COMPENSATION OF DIRECTORS

     After our Annual Meeting of Stockholders on July 24, 2003, a new compensation package for the members of our Board of Directors became effective. This package provides that each member of the Company's Board of Directors, other than the Company's Executive Chairman of the Board of Directors, is entitled to receive a payment of $2,000 for each regular and special meeting of the Board of Directors attended either in person or telephonically, provided, however, no member shall be compensated for any telephonic meeting lasting less than one hour nor for any committee meetings of the Board of Directors. The Executive Chairman did not receive any meetings-based compensation in 2003.

     In December 2002, we entered into an employment and stock option agreement with Mr. Kanders, Executive Chairman of the Board, and a three-year consulting agreement with Mr. Jeffery, an outside director, all of which is described in greater detail below under the heading "Employment Agreements."

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Clarus Corporation, c/o the Secretary, One Pickwick Plaza, Greenwich, Connecticut 06830. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

     Other communications to the non-management directors as a group or any individual director should be in writing and addressed to the attention of the non-management directors or the individual director, as applicable, and mailed to Clarus Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830.

COMPLAINTS, ACCOUNTING, INTERNAL ACCOUNTING OR AUDITING OR RELATED MATTERS

     Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, c/o Chairman of the Audit Committee, One Pickwick Plaza, Greenwich, Connecticut 06830. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Management is responsible for Clarus' internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     1. The Audit Committee has reviewed and discussed the audited financial statements with management and with KPMG LLP, our independent auditors.

     2. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

     3. The Audit Committee has received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from Clarus.

     4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

     Donald House - Chairman
     Tench Coxe
     Nicholas Sokolow

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for Clarus by KPMG LLP for the fiscal years ended December 31, 2003 and 2002 were:


                                        2003              2002
                                     ----------        ----------
Audit Fees                             $232,552          $194,000

Audit Related Fees                       15,000            54,262

Tax Fees                                143,245           107,855

All Other Fees                               --                --
                                     ----------        ----------
Total                                 $ 390,797         $ 356,117
                                     ==========        ==========


AUDIT FEES

     The Audit Fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, as applicable and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2003 and 2002, as applicable. In addition, the Audit Fees also includes fees for services rendered to us by KPMG LLP for statutory and subsidiary audits, consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES

     The Audit Related Fees as of the fiscal years ended December 31, 2003 and 2002, respectively, were for assurance and related services related to documents filed with the Securities and Exchange Commission, employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

TAX FEES

     Tax Fees as of the fiscal years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with tax services for employee benefit plans, expatriate, net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

ALL OTHER FEES

     There were no fees incurred for All Other Fees for the fiscal years ended December 31, 2003 and 2002.

AUDITOR INDEPENDENCE

     The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP's independence from Clarus.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

     The Audit Committee has adopted a Pre-approval Policy for all Audit Services, Audit Related Services, Tax Services and All Other Services to be rendered by KPMG LLP to Clarus during the fiscal year ending December 31, 2004. Pursuant to the Pre-approval Policy, all services to be performed by Clarus' independent auditor must generally be pre-approved by the Audit Committee. Any proposed services exceeding the pre-approved cost levels or other limitations must be specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee, the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position of each of our executive officers and significant employees as of April 22, 2004. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.

NAME                    AGE     POSITION
----                    ---     --------

Warren B. Kanders       46      Executive Chairman of the Board of Directors

Nigel P. Ekern          39      Chief Administrative Officer and Secretary


     See "Biographical Information for Directors" for biographical information with respect to Warren B. Kanders.

     NIGEL P. EKERN has been Chief Administrative Officer and Secretary of the Company since December 2002. Mr. Ekern has served as the Chief Administrative Officer and Secretary of Net Perceptions, Inc. since the end of April 2004. From January 2000 until joining the Company, Mr. Ekern served as a Partner at Dubilier & Company, a New York-based private investment firm. From June 1998 until January 2000, Mr. Ekern served as an investment advisor at Caravelle Advisors, an investment management affiliate of CIBC World Markets. From September 1996 until June 1998, Mr. Ekern served as an investment banker at CIBC World Markets. Mr. Ekern graduated with an A.B. from Dartmouth College in 1987 and an M.B.A. and a J.D. from New York University in 1993.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our Executive Chairman of the Board of Directors and our Chief Administrative Officer and each of our other executive officers whose annual salary and bonus during fiscal 2003, 2002 and 2001 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                  ANNUAL COMPENSATION (3)       LONG-TERM   COMPENSATION
                                                 -------------------------   -----------------------------
                                                                                RESTRICTED   SECURITIES
                                      FISCAL                                      STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR         SALARY        BONUS           AWARDS       OPTIONS
------------------------------------ --------    ------------  -----------   ----------------------------
Warren B. Kanders                     2003          $250,000           --         500,000              --
   Executive Chairman of the Board    2002           $16,186           --             N/A       1,000,000
   of Directors (1)                   2001               N/A          N/A             N/A             N/A

Nigel P. Ekern                        2003          $175,000     $100,000           2,904          20,000
   Chief Administrative Officer (1)   2002           $17,949           --             N/A         200,000
                                      2001               N/A          N/A             N/A             N/A

Stephen P. Jeffery                    2003               N/A          N/A             N/A             N/A
   President, Chairman of the         2002          $250,000     $112,694              --          60,000
   Board and Chief Executive          2001          $250,000      $82,994              --     150,000 (4)
   Officer (2)

James J. McDevitt                     2003               N/A          N/A             N/A             N/A
     Chief Financial Officer (2)      2002          $187,949     $115,850              --          50,000
                                      2001          $201,365      $36,480              --          50,000



(1)  Served in such position since December 2002.
(2)  Served in such position until December 2002.
(3) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.
(4) Effective February 1, 2002, Mr. Jeffery voluntarily relinquished the option for these shares.

     OPTIONS GRANTED IN FISCAL 2003

     We did not make any grants of stock options or stock appreciation rights to the Named Executive Officers during fiscal 2003.

   AGGREGATE OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR END OPTION VALUES

     The following table contains certain information regarding stock options exercised during fiscal 2003 and options to purchase our Common Stock held as of December 31, 2003, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.


                                                                 NUMBER OF SECURITIES              VALUE OF UNDERLYING
                                                                UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                               SHARES                           OPTIONS AT 12/31/03 (#)                12/31/03 (1)
                              ACQUIRED          VALUE       ------------------------------   -------------------------------
                            ON EXERCISE       REALIZED                           NON-                              NON-
 NAME                           (#)              ($)          EXERCISABLE    EXERCISABLE      EXERCISABLE      EXERCISABLE
 ------------------------  ---------------  -------------   --------------  --------------   --------------  ---------------
 Warren B. Kanders               --              --             221,250         800,000         $105,838         $312,000
    Executive Chairman
    of the Board of
    Directors

 Nigel P. Ekern                  --              --             40,000          160,000          $78,000         $312,000
    Chief
    Administrative
    Officer

(1) Calculated on the basis of $7.30 per share, the closing price of the Common Stock as quoted on the Nasdaq National Market, on December 31, 2003, less the exercise price payable for such shares.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding our equity plans as at December 31, 2003.


                                                (A)
                                             NUMBER OF
                                         SECURITIES TO BE             (B)                            (C)
                                            ISSUED UPON         WEIGHTED-AVERAGE       NUMBER OF SECURITIES REMAINING
                                            EXERCISE OF        EXERCISE PRICE OF        AVAILABLE FOR FUTURE ISSUANCE
                                            OUTSTANDING           OUTSTANDING          UNDER EQUITY COMPENSATION PLANS
                                         OPTIONS, WARRANTS     OPTIONS, WARRANTS     (EXCLUDING SECURITIES REFLECTED IN
PLAN CATEGORY                               AND RIGHTS             AND RIGHTS                    COLUMN (A))
----------------------------------     --------------------   -------------------   ------------------------------------
Equity compensation plans
approved by security holders
(1)(2)                                        998,867                $6.77                       2,735,698

Equity compensation plans not
approved by security holders
(3)(4)(5)                                   1,100,000                $8.75                          --
                                       --------------------
Total                                       2,098,867
                                       ====================

(1) Consists of stock options and restricted stock awards issued and issuable under the Stock Incentive Plan of Clarus Corporation. Also consists of stock options issued and issuable by the Company under the Stock Incentive Plan of Software Architects International, Limited (the "SAI Plan") assumed by the Company, pursuant to the Stock Purchase Agreement, dated May 31, 2000, by and among Clarus, SAI (Ireland) Limited, SAI Recruitment Limited, i2Mobile.com Limited, SAI America Limited (collectively, the "SAI/Redeo Companies") and the shareholders of the SAI/Redeo Companies. Under the SAI Plan, the Company may grant stock options to eligible participants who must be employees of the Company or its subsidiaries or consultants, but not directors or officers of the Company.

(2) Includes 920,134 shares of our Common Stock remaining available for future issuance under our Employee Stock Purchase Plans. Under such plans, employees have an opportunity to purchase shares of the Company's Common Stock at a discount. Generally, eligible employees, as defined in the plan documents, may elect to have up to 15 percent of their annual salary, up to a maximum of $12,500 per six-month purchase period, withheld to purchase the Company's Common Stock at a price equal to the lower of 85 percent of the market price of our Common Stock at either the beginning or the end of the six-month offering period.

(3) Includes options granted to the Company's Executive Chairman, Warren B. Kanders to purchase 400,000 shares of Common Stock, having an exercise price of $7.50 per share and vesting over five years, with one-fifth of such options to vest on December 23rd of 2003, 2004, 2005, 2006, and 2007.

(4) Includes options granted to the Company's Executive Chairman, Warren B. Kanders to purchase 400,000 shares of Common Stock, having an exercise price of $10.00 per share and vesting over five years, with one-fifth of such options to vest on December 23rd of 2003, 2004, 2005, 2006, and 2007.

(5) Includes 300,000 shares of restricted stock granted to the Company's Executive Chairman, Warren B. Kanders, having voting, dividend, distribution and other rights, which shall vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's Common Stock equals or exceeds $15.00 per share for each of the trading days during a ninety consecutive day period, or (ii) April 11, 2013, subject to acceleration in certain circumstances.

                       REPORT ON EXECUTIVE COMPENSATION BY
                           THE COMPENSATION COMMITTEE

COMPENSATION POLICY

     The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing this objective, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to Executive Chairman and Chief Administrative Officer compensation and either alone or with the other independent members of our Board, to determine and approve our Executive Chairman's and Chief Administrative Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

COMPENSATION PROGRAM COMPONENTS

     Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus, stock options and restricted stock. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

     Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the terms of any employment contract with the executive; the recommendation of the Executive Chairman and Chief Administrative Officer (except in the case of their own compensation); a determination of what other companies might pay the executive for his or her services; the executive's experience; and a subjective assessment of the nature of the executive's performance and contribution to the Company.

     Annual Cash Bonus. In reviewing and approving the annual performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company and attainment of any milestones or performance targets which may be set by the Board from time to time.

     Stock Incentives. Executive officers of the Company and other key employees who contribute to the growth, development and financial success of the Company are eligible to be awarded stock options to purchase our Common Stock, shares of restricted Common Stock, and bonuses of shares of Common Stock under our Stock Incentive Plan. Awards under our Stock Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with the interests of our stockholders.

COMPENSATION OF EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

     As Executive Chairman of the Board of Directors, Mr. Kanders is compensated pursuant to an employment agreement entered into in December 2002. During 2003, Mr. Kanders received an aggregate base salary of $250,000. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company's Common Stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's Common Stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or (ii) the tenth (10th) anniversary of the date of grant; provided however that all of the restricted shares immediately vest and become nonforfeitable upon a "change in control" or in the event Mr. Kanders' employment with the Company is terminated without "cause". The Compensation Committee believes that the grant of the restricted shares to Mr. Kanders aligns his interests with the interests of our stockholders since the full benefit of the restricted shares cannot be realized by Mr. Kanders unless stock price appreciation occurs.

     In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us based on his performance and Clarus' performance.

COMPENSATION OF CHIEF ADMINISTRATIVE OFFICER

     As Chief Administrative Officer, Mr. Ekern is compensated pursuant to an employment agreement entered into in December 2002 but effective as of November 25, 2002. During 2003, Mr. Ekern received an aggregate base salary of $175,000. Under the terms of his employment agreement with us, Mr. Ekern received ten-year options to purchase up to 200,000 shares of the Company's Common Stock, at an exercise price of $5.35 per share and vesting in five equal annual installments commencing on the first anniversary of the date of grant. In addition, under the terms of his employment, Mr. Ekern is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us based on his performance and Clarus' performance. Based on Mr. Ekern's performance of his duties and responsibilities as well as the performance of our stock price since Mr. Ekern became our Chief Administrative Officer, the

Company's Compensation Committee recommended that the Board award him, for 2003, a cash bonus in the amount of $100,000, 2,904 shares of restricted shares of the Company's Common Stock valued at $8.61 per share, vesting on the second anniversary of its grant, and options to purchase 20,000 shares of the Company's Common Stock having an exercise price of $8.61 per share, vesting in three equal annual installments commencing on the first anniversary of their grant. The Compensation Committee believes that the grant of stock options and restricted shares to Mr. Ekern aligns his interests with the interests of our stockholders since the full benefit of the awards cannot be realized by Mr. Ekern unless stock price appreciation occurs.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code (the "Code"), and the Treasury Regulations issued thereunder, generally disallow a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to a chief executive officer or any of the four other most highly compensated executive officers employed on the last day of the taxable year, unless such compensation is paid pursuant to a qualified "performance-based compensation" arrangement, the material terms of which are disclosed to and approved by stockholders.

     It is the general policy of the Compensation Committee to have executive compensation paid by the Company treated as fully tax deductible. All compensation paid during fiscal year 2003 was determined to be tax deductible. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not qualify as "performance-based compensation" under
Section 162(m).

Submitted by the Compensation Committee of the Board of Directors:

      Burtt Ehrlich (as Chairman)
      Nicholas Sokolow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries, (ii) was formerly an officer of Clarus or its subsidiaries or (iii) entered into any transactions with Clarus or its subsidiaries. During 2003, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our Common Stock to the cumulative total return of the S&P 500 Stock Index, and the NASDAQ National Market Composite for the period commencing on December 31, 1999 and ending December 31, 2003 (the "Measuring Period"). The graph assumes that the value of the investment in our Common Stock and each index was $100 on December 31, 1999. The yearly change in cumulative total return is measured by dividing (1) the sum of
(i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.

     The Company considered providing a comparison consisting of a group of peer companies in an industry or line-of-business similar to us, but could not reasonably identify a group of comparable peer companies that the Company believed would provide our stockholders with a meaningful comparison. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                    AMONG CLARUS, THE S&P 500 STOCK INDEX AND
                      THE NASDAQ NATIONAL MARKET COMPOSITE


                             12/31/99     12/31/00     12/31/01      12/31/02      12/31/03
                             --------     --------     --------      --------      --------
CLARUS CORPORATION            $100.00      $10.60        $ 9.45       $ 8.51        $11.06
THE S&P 500 STOCK INDEX       $100.00      $89.65        $78.14       $59.88        $75.68

NASDAQ NATIONAL
MARKET COMPOSITE              $100.00      $67.97        $53.10       $34.69        $52.04


                 * $100 INVESTED ON 12/31/99 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                    AMONG CLARUS, THE S&P 500 STOCK INDEX AND
                      THE NASDAQ NATIONAL MARKET COMPOSITE


                                 [GRAPH OMITTED]


                 * $100 INVESTED ON 12/31/99 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

EMPLOYMENT AGREEMENTS

WARREN B. KANDERS

     In December 2002, we entered into an employment agreement with Warren B. Kanders, which provides that he will serve as Clarus' Executive Chairman of the Board of Directors and devote as much of his time as is necessary to perform such duties for a three-year term that will expire on December 6, 2005, subject to early termination in certain circumstances. The agreement provides for an annual base salary of $250,000. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. Pursuant to the employment agreement, we maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees. In connection with his employment agreement, Mr. Kanders received ten-year options to purchase up to (i) 200,000 shares of the Company's Common Stock, at an exercise price of $5.35 per share; (ii) 400,000 shares of the Company's Common Stock, at an exercise price of $7.50 per share; and (iii) 400,000 shares of the Company's Common Stock, at an exercise price of $10.00 per share, all vesting in five equal annual installments commencing on the first anniversary of the date of grant. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company's Common Stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's Common Stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or
(ii) the tenth (10th) anniversary of the date of grant; provided however that all of the restricted shares immediately vest and become nonforfeitable upon a "change in control" or in the event Mr. Kanders' employment with the Company is terminated without "cause".

     In the event Mr. Kanders is terminated without cause, or by Mr. Kanders upon a "change in control," Mr. Kanders is entitled to receive his accrued bonus through the date of termination and to continue to receive his base compensation in accordance with the normal payroll practices of the Company for twenty-four months after the effective date of such termination. Mr. Kanders will also be entitled to acceleration of the vesting on the options and restricted stock grants upon the termination of his employment agreement by us without "cause" or by Mr. Kanders in connection with a "change in control." Mr. Kanders has also agreed to certain confidentiality and non-competition provisions.

NIGEL P. EKERN

     In December 2002, we entered into an employment agreement with Nigel P. Ekern, which is effective as of November 25, 2002, that provides that he will serve as our Chief Administrative Officer and devote as much of his time as is necessary to perform such duties for a three-year term that will expire on November 25, 2005, subject to early termination in certain circumstances. The agreement provides for an annual base salary of $175,000. Under the terms of his employment agreement with us, Mr. Ekern received ten-year options to purchase up to 200,000 shares of the Company's Common Stock, at an exercise price of $5.35 per share and vesting in five equal annual installments commencing on the first anniversary of the date of grant. In addition, Mr. Ekern is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. Pursuant to the employment agreement, we maintain a term life insurance on Mr. Ekern in the amount of $2,000,000 for the benefit of his designees.

     In the event Mr. Ekern is terminated by the Company upon a "change in control", he is entitled to receive accrued base compensation through the date of such termination and will also be entitled to acceleration of the vesting on all options to purchase shares of Common Stock. In the event Mr. Ekern is terminated by the Company without "cause," he is entitled to receive his base compensation twelve months after such termination. Mr. Ekern has also agreed to certain confidentiality and non-competition provisions.

STEPHEN P. JEFFERY

     Mr. Jeffery stepped down as Chief Executive Officer and Chairman of the Board of Directors on December 6, 2002 and we entered into a three-year consulting agreement with him, to provide us with ongoing consulting services so that we may continue to benefit from his knowledge and experience. The agreement provides for aggregate consideration of $250,000, payable in twenty-four equal monthly installments. In the event Mr. Jeffery terminates the consulting agreement, other than upon a "change of control", he is required to refund and pay to the Company, a dollar amount equal to such portion of compensation received under the consulting agreement in excess of the product of $228 multiplied by the number of days elapsed from the effective date of the agreement through such termination date.

     The consulting agreement provides that Mr. Jeffery will be prohibited from transferring any of his shares of our Common Stock until after December 31, 2003, and from transferring any shares of our Common Stock that are issuable on the exercise of his options until after December 31, 2004. The consulting agreement also provides that Mr. Jeffery will be required to own, or hold options to purchase, a total of at least 200,000 shares of our Common Stock at all times during the term of the agreement. In the event that we complete a transaction that constitutes a "change of control" and/or we terminate Mr. Jeffery without "cause," Mr. Jeffery is entitled to receive the cash compensation payable during the remaining term of the consulting agreement, and all of his unvested options would immediately vest. Mr. Jeffery has also agreed to certain confidentiality and non-competition provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 2003, Clarus and Kanders & Company, an entity owned and controlled by Clarus' Executive Chairman, Warren B. Kanders, entered into a 15-year lease with a five-year renewal option, as co-tenants to lease approximately 11,500 square feet in Stamford, Connecticut. Clarus and Kanders & Company have initially agreed to allocate the total lease payments of $24,438 per month on the basis of Kanders & Company renting 2,900 square feet initially for $6,163 per month, and Clarus renting 8,600 square feet initially for $18,275 per month, which are subject to increase during the term of the lease. The lease provides the co-tenants with an option to terminate the lease in years eight and ten in consideration for a termination payment. Clarus and Kanders & Company have also agreed to pay for their proportionate share of the build-out construction costs, fixtures, equipment and furnishings related to preparation of the space. In connection with the lease, Clarus obtained a stand-by letter of credit in the amount of $850,000 to secure lease obligations for the Stamford facility. Kanders & Company reimburses Clarus for a pro rata portion of the approximately $5,000 annual cost of the letter of credit.

     In early 2003, Clarus entered into an oral agreement with Kanders & Company, pursuant to which Clarus subleased approximately 1,989 square feet in Greenwich, Connecticut from Kanders & Company for $9,572 a month (subject to increases every three years). In June 2003, this agreement with Kanders & Company was terminated as the underlying lease held by Kanders & Company for the Greenwich property was voluntarily terminated. Clarus was reimbursed $95,000 by Kanders & Company in 2003 for rent and other costs incurred by Clarus related to this property as a result of the voluntary termination of the lease.

     During the year ended December 31, 2003, Clarus expensed approximately $45,000, for payments to Kanders Aviation LLC, an affiliate of Clarus' Executive Chairman, Warren B. Kanders, relating to aircraft travel by directors and officers of Clarus for Board meetings, the closing of the Atlanta facility, and meetings for potential redeployment transactions. Kanders & Company reimburses Clarus for expenses such as rent, telecommunication charges and other office expenses incurred on behalf of Kanders & Company. These expenses may be offset by travel expenses incurred by Kanders Aviation LLC on behalf of Clarus as previously discussed. As of December 31, 2003, Clarus had outstanding a net payable of approximately $10,000 to Kanders & Company and Kanders Aviation LLC. The amounts due to Kanders Aviation LLC are included in accounts payable and accrued liabilities in the accompanying consolidated balance sheet and the amounts due from Kanders & Company are included in prepaids and other current assets in the accompanying consolidated balance sheet.

     After the closing of the sale of the e-commerce software business in December 2002, Steven Jeffery, resigned as Clarus' Chief Executive Officer and Chairman of the Board of Directors. Under Mr. Jeffery's employment agreement, he is entitled to receive a severance payment equal to one year's salary of $250,000, payable over one year. In addition, Mr. Jeffery entered into a three-year consulting agreement with Clarus and will receive total consideration of $250,000 payable over two years. At December 31, 2003, $125,000 of this balance remained outstanding and is included in accounts payable and accrued liabilities in the accompanying consolidated balance sheet.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2003 fiscal year were timely filed with the Securities and Exchange Commission.

ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003 is being mailed to stockholders along with this Proxy Statement. Any stockholder who has not received a copy of the Annual Report to Stockholders and wishes to do so should write to the Company's Secretary at Clarus Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830 c/o Secretary or by telephone at (203) 302-2000.

FORM 10-K

     WE WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF THE STOCKHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO CLARUS CORPORATION, ONE PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830 C/O SECRETARY.

  REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF STOCKHOLDERS

     Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2005 Annual Meeting, the proposal must be received by us at our principal executive offices by January 4, 2005 (or, if the 2005 Annual Meeting is called for a date not within 30 calendar days before or after June 24, 2005, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of:
Clarus Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830 c/o Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

     Under our Amended and Restated Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ's rules.

     We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2005 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 24, 2005 if our 2005 Annual Meeting is held within thirty (30) days before or after June 24, 2005; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2005 Annual Meeting is not held within thirty (30) days before or after June 24, 2005. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

     Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 24, 2005. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

                                                      FOR THE BOARD OF DIRECTORS

                                                      NIGEL P. EKERN
                                                      SECRETARY

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                               CLARUS CORPORATION

                             Adopted: March 10, 2004


PURPOSE

     The Audit Committee is appointed by the Board of Directors (the "Board") of Clarus Corporation (the "Company") to assist the Board in overseeing (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement, or, if the Company does not file a proxy statement, in the Company's Annual Report on Form 10-K.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board interprets such qualification in its business judgment.

     Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, in which case the Company shall disclose such determination in its annual proxy statement or, if the Company does not file an annual proxy statement, in the Company's annual report on Form 10-K. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet separately on a periodic basis with management, the internal auditor and the independent auditor. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall be the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements with the independent auditors. The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The registered public accounting firm shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage independent counsel or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, (i) for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) for payment of compensation to any advisors employed by the Audit Committee, and (iii) for payment of ordinary administrative expenses of the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

                   Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

2. Recommend to the Board whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K and whether the quarterly financial statements should be included in the Company's Quarterly Report on Form 10-Q.

3. Discuss and review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any actions taken in light of material control deficiencies.

4.   Review reports from the independent auditor regarding:

     (a)  All critical accounting practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.   Discuss with, the independent auditors and/or management:

     (a) All critical accounting policies and practices to be used and significant financial reporting issues.

     (b) All alternative treatments of financial information within generally accepted accounting principles including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     (d) The type and presentation of information to be included in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7. Discuss with the independent auditor any difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, accounting adjustments that were noted or proposed by the auditor but were passed, any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engaged, any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company, and the responsibilities, budget and staffing of the Company's internal audit function.

9. Review disclosures made to the Audit Committee by the Company's CAO and principal financial officer during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.


      Oversight of the Company's Relationship with the Independent Auditor

10. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company.

11. Evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor taking into account the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company.

               Oversight of the Company's Internal Audit Function

14. Review the appointment and replacement of the senior internal auditing executive.

15. Review the significant reports to management prepared by the internal auditing department and management's responses.

16. Review with the full board any issues that arise with respect to the performance of the internal audit function.


                      Compliance Oversight Responsibilities

17. Discuss with the independent auditor whether, in the course of conducting their audit, it detected or otherwise became of aware of information indicating that an illegal act (whether or not perceived to have a material effect on the Company's financial statements) has or may have occurred, and if so, the actions taken by the independent auditors in accordance with
     Section 10A(b) of the Exchange Act.

18. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions.

19. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

20. Discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               CLARUS CORPORATION

                                 JUNE 24, 2004





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

   |                                                                        |
   |                                                                        |
   v Please detach along perforated line and mail in the envelope provided. v


--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

  1. Election of Directors:

                                 NOMINEES:
  [ ] FOR ALL NOMINEES           O Burtt R. Ehrlich
                                 O Donald L. House
  [ ] WITHHOLD AUTHORITY         O Stephen P. Jeffery
      FOR ALL NOMINEES           O Warren B. Kanders
                                 O Nicholas Sokolow
  [ ] FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------

  2. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposal 1.

  Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned







--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       [ ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                         ---------------------------------       ---------------
Signature of Stockholder                                    Date:
                         ---------------------------------       ---------------


                         ---------------------------------       ---------------
Signature of Stockholder                                    Date:
                         ---------------------------------       ---------------


  NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               CLARUS CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 24, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Warren B. Kanders and Nigel P. Ekern, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Clarus Corporation held on record by the undersigned on May 3, 2004, at the Annual Meeting of Stockholders to be held on June 24, 2004, at 10:30 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, NY 10022 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)